AGREEMENT OF PURCHASE AND SALE

Between

LEVERAGE TRUST IT1161/2007
The SELLER as defined in 1.1.1 below

and

HOOTERS SA (PTY) LTD , REG NO 2011/109474/07
The PURCHASER as defined in 1.1.2 below

1.	DEFINITIONS AND INTERPRETATIONS

	1.1	In this agreement the following words and expressions shall have the meanings assigned to them hereunder unless the content shall clearly indicate otherwise;

	1.1.1	“the SELLER”	LEVERAGE TRUST
IT 1161/2009, VAT NO 4570244188 (represented herein by CHEVONNE BISHOP (ID 7106090244086 who, by his signature hereto, warrants that he is authorised to sign this agreement on its behalf.

	1.1.2	“the PURCHASER”

HOOTERS SA (PTY) LTD , REG NO 2011/109474/07 ,VAT NO 4470261787 represented herein by GORDON CHARLES JESTIN(ID: 6704105404182)who, by his signature hereto, warrants that he is authorised to sign this agreement on its behalf.

	1.1.3	“the COVEYANCERS”	SONET PIETERSE INC the conveyancer nominated by the SELLER to attend to the Transfer of the PROPERTY.

	1.1.4	“the DATE OF SALE”	unless inconsistent with the context, the date on which the SELLER accepts the offer contained herein for the purchase of the ENTERPRISE.

	1.1.5	the “EFFECTIVE DATE”	the date of registration of transfer of the PROPERTY to the PURCHASER.

	1.1.6	the “ENTERPRISE”	the commercial concern which the SELLER operates in respect of the PROPERTY and comprises the undermentioned assets:

			1.1.6.1	all the SELLER’s rights, titles and interest in and to the relevant Leases;

		1.1.6.2	the goodwill, if any, attaching to the relevant ENTERPRISES;

		1.1.6.3	the PROPERTY

But excludes all liabilities whatsoever of the SELLER relating to the ENTERPRISE and the PROPERTY.

1.1.7	“the IMPROVEMENTS ON THE PROPERTY”	all building, macadamized and/or paved driveways and all existing fencing and walling, together with all other erections and additions in and on the PROPERTY and such fixtures, fittings and equipment of a permanent nature but specifically excluding the items listed in annexure “B” attached hereto.

1.1.8	“the LEASE/S”	the LEASE/S in respect of the PROPERTY;

1.1.9	“the SALE”	the contract of purchase and sale arising from the SELLER’S acceptance of this offer by the PURCHASER to purchase the ENTERPRISE on the terms and conditions contained herein;

1.1.10	“the PROPERTY”	the immovable PROPERTY described as ERF 1600 WALMER, in extent 1435 square metres situated at 59 HEUGH RD, PE.

1.1.11	“the TENANTS”	each of the tenant in occupation of the PROPERTY or specified portions thereof on the effective date and any persons, corporate or natural, who have a right to occupy any portion of the PROPERTY or who have a right exercisable at any time in the future to occupy the PROPERTY or portion thereof.

1.2	Headings of clauses shall be deemed to have been included for the purpose of convenience and reference only and shall not be used to interpret the clauses to which they relate.

1.3	Unless inconsistent with the context words relating to any gender shall include the other genders, words relating to the singular shall include the plural and vice versa and words relating to natural persons shall include associations of persons having corporate status by statue or common law.

1.4	In the event that the PURCHASER comprises of a number of PURCHASERS, they shall be jointly and severally liable for all the obligations imposed on the PURCHASERS in terms of this agreement.

2.	GENERAL UNDERTAKING

The parties undertake to do all things as may be necessary and sign all documents as may be requisite and to act in the highest degree of good faith to give effect to the terms and conditions and import of this agreement

3.	RECITAL

	3.1	The SELLER carried on an ENTERPRISE which comprises the commercial concern including, inter alia, the owning and letting of the PROPERTY.

	3.2	The PURCHASER wishes to purchase, as a going concern, the ENTERPRISE of the SELLER and the SELLER is prepared to sell the said ENTERPRISE to the PURCHASER on the terms and conditions contained herein.

	3.3	The parties wish to record in writing the terms and conditions upon which the SELLER will sell to the PURCHASER the said ENTERPRISE as a going concern.

4.	SALE

The SELLER hereby sells to the PURCHASER which hereby purchases the ENTERPRISE, with effect from the EEFECTIVE DATE, as a going concern.

5.	PURCHASE PRICE

	5.1	The purchase price payable by the PURCHASER to the SELLER is the sum of R5 000,000.00( FIVE MILLION RAND) exclusive of Value Added Tax payable on the sale of the ENTERPRISE in terms of current VAT legislation.

	5.2	The SELLER records that it is registered as a vendor in terms of the Value Added Tax Act, 1991 as amended) and accordingly Value Added Tax at the prescribed rate shall be payable by the PURCHASER in addition to the purchase price set out in 5.1.

6.	PAYMENT

	6.1	Payment of the purchase price by the PURCHASER shall (save only as is otherwise agreed in writing with the SELLER) be made in the following manner:

		6.1.1	A deposit of R1 500 000.00 (ONE MILLION FIVE HUNDRED THOUSAND RAND) to be deposited with the conveyancers within 7 days after the granting of the bond as per clause 6.1.2.

		6.1.2	By the amount of the sum of R3 500,000.00 (THREE MILLION FIVE HUNDRED THOUSAND RAND) which shall be paid on registration of transfer and is to be provided by a Financial Institution loan secured by way of a first mortgage bond over the property. Payment of the said amount shall be secured by way of a guarantee acceptable to the SELLER to be issued by the mortgaged Financial Institution and be expressed payable against registration of transfer in terms of this agreement and which guarantee shall be lodged within 30(thirty) days of the written request by the Conveyancer to do so, provided that such notice may not be issued before fulfilment of all the suspensive conditions contained in this agreement.

		6.1.3	The PURCHASER shall have 30 days from date of the last signature to get an approval in principle from a financial instisution in place.

7.	VALUE ADDED TAX

	7.1	The SELLER warrants that it is and will at the EFFECTIVE DATE, being the time of supply as contemplated in the Value Added Tax Act, 1991 (as amended), be:

		7.1.1	a vendor as that term is defined in Section 1 of the Value Added Tax Act, 1991 (as amended); and

		7.1.2	registered as such in terms of Section 23 of the Value Added Tax Act, 1991 (as amended).

	7.2	The PURCHASER warrants that it is and will at the EFFECTIVE DATE, being the time of supply as contemplated in the Value Added Tax Act, 1991 (as amended) be:

		7.2.1	A vendor as that term is defined in Section 1 of the Value Added Tax Act, 1991 (as amended); and

		7.2.2	Registered as such in terms of Section 23 of the Value Added Tax Act, 1991 (as amended)

	7.3	It is recorded that it is envisaged that the sale in terms of this agreement will be zero-rated in terms of Section 11 (1)(e) of the Value Added Tax Act, 1991 (as amended) on the basis that:

		7.3.1	the subject matter of this sale constitutes and “enterprise” as that term is defined in Section 1 of the Value Added Tax Act, 1991 (as amended);

		7.3.2	Such ENTERPRISE is sold as a going concern;

		7.3.3	At the date of transfer such ENTERPRISE will be an income-earning activity and will be transferred as such;

		7.3.4	All assets of such ENTERPRISE necessary for its continued operation are being sold in terms hereof;

		7.3.5	The consideration is inclusive of VAT at the rate of 0%.

		7.3.6	The PURCHSER warrants that should VAT be appplicable to the sale he will be liable therefor.

	7.4	Notwithstanding the above, the SELLER and the PURCHASER agree to abide by any ruling issued by the South African Revenue Services in this regard.

8.	POSSESSION AND RISK

Possession and control of the ENTERPRISE will be given to the PURCHASER on the EFFECTIVE DATE from which date they will be at the sole risk, loss or profit of the PURCHASER.

9.	RESPONSIBILITY FOR RATES, TAXES AND OTHER EXPENSES

	9.1	Until the effective date the SELLER shall be responsible for all rates, taxes, insurance and other expenses of or incidental to the PROPERTY and shall be entitled to receive all income arising from the leases in respect of the leased portions of the PROPERTY.

	9.2	From the effective date, the PURCHASER shall be liable for all the aforesaid expenses and shall likewise be entitled to all the aforesaid income, if any.

	9.3	Within 7 days of the effective date, the SELLER shall provide the PURCHASER with a reconciliation account to cover any accrued or prepaid income and / or expenditure as referred to in clause4 9.1 and 9.2

10.	COST AND CONVEYANCING

	10.1	The PURCHASER Shall bear the legal costs incidental to the preparation and execution of this agreement.

	10.2	The CONVEYANCER shall prepare all Conveyancing documents and attend to the registration of transfer at the expense of the PURCHASER.

	10.3	The PURCHASER shall, on the due date set out in Clauses 6.1.2 for the delivery of the guarantee for the payment of the purchase price, pay the proforma account of the CONVEYANCER in respect of the costs of the transfer, together with an estimate of the portion of rates and taxes due by the PURCHASER.

	10.4	In the event that Vat is not applicable to this agreement, the PURCHASER shall be liable for the transfer duty which it shall pay on receipt of the CONVEYANCER’s proforma account.

	10.5	The CONVEYANCER shall not proceed with the registration unless and until they have been placed in possession of the payment and / or guarantee to in Clauses 6.1.1 and 6.1.2 and until the proforma account of the CONVEYANCER has been paid.

11.	PLACE OF PAYMENT

All payments made in terms of this agreement, shall be made to the SELLER at the offices of the conveyancers.

12.	WARRANTS BY THE SELLER

	12.1	The SELLER confirms that-

		12.1.1	to the best of its knowledge no portion of the building or improvements on the PROPERTY encroach upon any adjacent land, nor does any portion of any buildings or improvements of and on the land of any adjacent land encroach on the PROPERTY;

		12.1.2	It will discharge, on or before the date of registration of transfer, all liabilities to other parties in respect of which the SELLER has registered mortgage bonds over the PROPERTY;

		12.1.3	All fixtures and fittings forming part of the improvements to the PROPERTY are fully paid for and included as part of the purchase price. In the event of there being any liabilities to any other party in respect of such items, the seller will discharge such liability to such other party on or before the effective date; subject to annexure “B”. Kiddies play equipment to be removed by SELLER;

		12.1.4	To the best of its knowledge it is not aware of any notice or intention on behalf of any authority whatsoever to expropriate the whole or any portion of the PROPERTY;

		12.1.5	To the best of its knowledge the PROPERTY is not now, nor on the date of registration of transfer it will be, subject to any servitude, conditions or restrictions other than those reflected in the title deeds of the PORPERTY;

		12.1.6	To the best of its knowledge all the improvements on the PROPERTY have been erected and built fully in accordance with all Municipal, Provincial and Statutory Legislation and there are nor illegal structures erected thereon and no erections or additions have been made without having first obtained the written approval of the appropriate competent authority;

12.1.7	It shall maintain the PROPERTY until the date of registration of transfer in at least the same condition in which it was on the date of signature of this agreement by the PURCHASER;

12.1.8	It will procure on the passing of any necessary resolutions for the Trust including and relating to the sale of the PROPERTY in terms of this agreement, authorising or ratifying the signature by the person signing this agreement on behalf of the SELLER and authorising and / or ratifying the signature by the authorised signatory of all other documentation required in order to give effect to this agreement and shall furnish a certified copy of such resolution to the PURCHASER within 40 (FORTY) days of the acceptance date;

12.1.9	The tenant schedule per Annexure “A” currently reflects rentals payable and lease details of all the TENANTS;

12.1.10	It will deliver to the PURCHASER the following schedules reflecting:-

	12.1.10.1	in the case of each LEASE from the date of inception thereof, the total rates and costs payable in respect of the PROPERTY , the date and total amount of each increase in such rates and costs and the appointment thereof amongst the tenants;

	12.1.10.2	the total of the LEASE deposits paid by each of the TENANT and held by the SELLER and the SELLER shall warrant that such schedule reflects all such LEASE deposit and that none of the TENANTS or any previous tenant of the PROPERTY has any claim for the refund of a LEASE deposit other than that reflected in the said schedule;

	12.1.10.3	any amounts owing by any of the TENANTS which have been remained unpaid for a period of thirty days or more from the end of the month preceding the date of acceptance hereof by the SELLER. The said amounts shall not be included in the reconciliation account referred to in 9.3;

12.1.11	the SELLER shall, on or before registration of transfer, cede all his rights and obligations to the PURCHASER on all LEASES over the PROPERTY;

12.1.12	it will not make any changes and / or alterations after the date of acceptance hereof to any of the terms of LEASE of any portion of the building on the PROPERTY without the prior written consent of the PURCHASER.

13.	MUNICIPAL CHARGES

Notwithstanding anything to the contrary contained herein the SELLER warrants that it is liable for the discharge of all municipal charges incurred, prior to the date of registration of transfer into the PURCHASER’S name, for rates, services and utilities provided to the PROPERTY or any tenant thereon.

14.	ACKNOWLEDGEMENTS BY THE PURCHASER

	14.1	The PURCHASER acknowledges that:

		14.1.1	Subject to the aforegoing warranties the PROPERTY which forms part of the ENTERPRISE is purchased “voetstoots” and subject to all the conditions of title contained in the title deeds of the PROPERTY and the PURCHASER hereby acknowledges that the SELLER has not, and will not, give any warranties, other than those so stipulated in this agreement, express or implied, in respect of the PROPERTY. The PURCHASER acknowledges that he has inspected the PROPERTY and is satisfied therewith in every respect. The PURCHASER further acknowledges that his offer to purchase the PROPERTY which form part of the ENTERPRISE in terms of this documents has been made irrespective of any representation made to him by any person and that the PURCHASER shall not be entitled to rely on any such representation. SELLER has declared that roof has been repaired but takes no further responsibility whatsoever.

15.	DOMICILIA (REGISTERED ADDRESS)

	15.1	The parties choose as their domicilia cotandi et executandi (registered address) for all purposes under this agreement, whether in respect of Court process, notices or other documents or communications of whatsoever nature, the following address:

		15.1.1	The SELLER at: 2 Lagoon drive, Umhlanga, 4320

		15.1.2	The PURCHASER at: 28 6th Avenue , Walmer, PE

	15.2	Any notice or communication required or permitted to be given notice in terms of this agreement shall be valid and effective only if in writing.

	15.3	Any part may by notice to the other change it’s domicilium citandi et executandi to another physical address in the republic of South Africa provided that the change shall become effective on the seventh days after the latest receipt of the notice.

	15.4	Any notice to a party:

		15.4.1	contained in a correctly addressed envelope and sent by prepaid registered post to it as its domicilium citandi et executandi; or

		15.4.2	Delivery by hand to a responsible person during ordinary hours at its domicilium citandi et executandi;

Shall be deemed to have been received, in the case of 15.4.1 above, on the fifth business day after posting (unless the contrary is proved) and, in the case of 15.4.2 above, on the day of delivery.

	15.5	Notwithstanding anything to the contrary contained herein a written notice or communication actually received by a party shall be adequate written notice pr communication to it notwithstanding that it was not sent to or delivered as its chosen domicilium.

16.	NO RELAXATION

No extension of time and no waiver or relaxation or suspension of any of the provisions of this agreement shall operate as an estoppel against any party in respect of its rights under this agreement, or operate so as to preclude such party thereafter from exercising its rights strictly in accordance with this agreement.

17.	NO VARIATIONS

	17.1	This contract constitutes the whole agreement between the parties and there are no prior or collateral contracts between them.

	17.2	No indulgence granted by the SELLER to the PURCHASER in connection with any of the PURCHASER’S obligations under the sale shall constitute a waiver by the SELLER of any rights under the sale except insofar as the SELLER may expressly abandon such rights.

	17.3	No amendment to this contract and no consensual cancellation hereof or of any provision or terms hereof and no abandonment of rights hereunder shall be binding unless recorded either on this documents or in any other written document under the signature of the parties hereto.

18.	SELLER’S RIGHTS ON BREACH OF SALE

If the PURCHASER commits any breach of the sale the SELLER may serve on the PURCHASER notice in writing to remedy such breach and if the PURCHASER fails to comply with such notice within 7 (seven) days after the service of such notice on the PURCHASER the SELLER shall have the following rights, either of which he may exercise in his discretion, namely:

	18.1	to declare the agreement cancelled and the total amount then owing by the PURCHASER under the sale (including any portion of the price being held in trust and all interest) to be due and payable, by notice in writing to the PURCHASER, which declaration shall render such total amount immediately due and payable by the PURCHASER to the SELLER or

	18.2	to cancel the sale, forthwith, by notice in writing to the PURCHASER;

If the SELLER cancels the sale under the provisions o this clause, the SELLER shall have the following rights, either of which he may exercise in his discretion, namely:

		18.2.1	to have, as forfeited, all monies then already paid by the PURCHASER under the sale (including any portion of the price being held in trust) and any interest, and / or;

		18.2.2	To recover from the PURCHASER all damages suffered by the SELLER in consequences of the PURCHASER’s breach of the sale and / or cancellation of the sale.

19.	PURCHASER’S RIGHTS ON BREACH OF SALE

If the SELLER commits any breach of the sale the PURCHASER may serve on the SELLER notice in wtiting to remedy such breach and if the SELLER fails to comply with such notice with 7 (seven) days after the service of such notice on the SELLER the PURCHASER shall have the following rights, wither of which he may exercise in his discretion, namely:

	19.1	to cancel the sale, forthwith, by notice in writing to the SELLER; or

	19.2	to sue for specific performance in terms of this Agreement.

if the PURCHASER exercises his rights under the provisions if this clause, the PURCHASER shall have the right to recover form the SELLER all damages suffered by the PURCHASER in consequence of the SELLER’S breach of the sale and / or the cancellation of the sale.

20.	CONSENT TO JURISDICTION OF MAGISTRATES COURT

the parties hereby consent to the jurisdiction of the Magistrate’s Court having jurisdiction under the provision of the Magistrate’s Court Act No. 32 of 1944 (or any amendment or re-enactment thereof) with reference to any legal proceedings arising out of the sale irrespective of the amount or nature of the relief laimed in such proceedings.

21.	INCOME TAX

The PURCHASER and the SELLER warrant to each other that their tax affairs are in order. In the event of there being any delay with the transfer caused by the Receiver of Revenue withholding transfer duty clearance because of queries on either party’s tax affairs, then the party whose tax affairs are causing the delay shall be deemed to be in breach and to be delaying the transfer, thereby entitling the other party to take the appropriate action as contemplated in this agreement.

22.	ELECTRICAL COMPLIANCE CERTIFICATE

The SELLER shall, within fourteen days after the date of the sale or fulfilment of all precedent conditions, whichever is the later, deliver at his expense, to the agents or conveyancers a Certificate of Compliance in terms of Government Regulation No. 2920 of 1992, issued by an accredit person who is registered with the Electrical Contracting Boards of South Africa certifying that the electrical installation of the premises is in accordance with SABS 0142, or is reasonably safe. Should the aforesaid accredited person report that there is a fault or defect in the electrical installation, the SELLER shall be obliged, at his expense, without twenty one (21) days of receipt of such report and recommendations, to contract with an electrical contractor or any other qualified person to carry out the repairs as recommended so as to enable the accredited person to issue the Certificate aforesaid.

23.	MORA CLAUSE

In the event of there being a delay in connection with the registration of transfer for which either party id responsible, the party responsible for the delay shall compensate the aggrieved party by way of an interest payment on the purchase price calculated at 10% (Ten percent) per annum (in addition to any occupational interest payable) reckoned from the date upon which the defaulting party is placed in mora (by way of a seven day written notice from either the aggrieved party or the Agents) to the date upon which the defaulting party causes to be in mora.

24.	TITLE DEEDS

The SELLER undertakes to deliver a copy of the title deeds to the PURCHASER within 7 (seven) days after this agreement has been signed by the SELLER.

25.	SECTION 34 ADVERT

The partied have agreed that the sale recorded herein shall not be advertised in terms of Section 34 of the Insolvency Act No. 24 of 1936, as amended. The SELLER indemnifies and holds the PURCHASER harmless against all claims which may be made against the PURCHASER by any person whomsoever as a result of the failure to advertise the sale in terms of Section 34 of the Insolvency Act

26.	SPECIAL CONDITIONS

-Subject to the SELLER entering into an agreeable lease with Hooters PE (Pty ) Ltd.

-Subject to confirmation of a valid liquor license of which is transferable into the PURCHASERS name. PURCHASER will be responsible for the cost of transfer therein.

27.	ACCEPTANCE BY SELLER

Signature of this agreement by the PURCHASER shall constitute a formal offer for the purchase of the ENTERPRISE on the terms and conditions contained herein which offer shall be irrevocable by the PURCHASER and shall be duly accepted merely by the SELLER signing the acceptance thereof at the foot of this documents, and shall not be affected in any way by any subsequent negotiations, and shall not be invalidated by the omission of a date for acceptance in the next succeeding sentence of this clause. The said offer shall remain open for acceptance until ……..pm of the …..day of ……. 2014 after which time and date it will lapse in total and be of no force or effect.

SIGNED at Durban	on this 13th	day of February	2014.

AS WITNESSES:

1.

2.
PURCHASERS

The aforegoing offer is hereby accepted on 14th February 2014

AS WITNESSES:

3.

4.
SELLER

ANNEXURE “A”

Lease Schedule:

Tenant 1:
Peppa Jo’s - 1 December 2012 to 28 February 2014

Tenant 2:
Hooters PE (pty) Ltd - 1 March 2014 to 28 February 2019

ANNEXURE “B”

●	6 Stainless steel tables
●	Wall mounted pot / plate racks
●	Walk in cold room with shelving 2.4 x 2.4
●	Walk in Freezer room with shelving 2.4 x 2.4
●	Pizza Oven
●	Safe
●	S/S Upright cooler
●	Bar under counter fridge
●	Variety of pots and pans
●	Pizza Plates
●	Variety of cutlery and crockery
●	Overhead rinse spray
●	3 x 20l fryer
●	20l mixer
●	Double waffle maker
●	1.8m underbar fridge with inserts
●	6 pan Retigo combi steamer oven
●	4 tier galvanised shelving

The PURCHASER agrees to pay the Seller R100 000,00 (excl VAT) for the itemized list of goods above. The PURCHASER will pay the amount above in 3 equal installments, the first installment being at the end of the first month in which the bond is granted and so on.